STADION INVESTMENT TRUST

Stadion Tactical Income Fund
Class A Shares (TACFX), CUSIP 85235B848
Class C Shares (TACCX), CUSIP 85235B830
Class I Shares (TACSX) CUSIP 85235B822

SUPPLEMENT

Dated February 14, 2013

to
Prospectus and Statement of Additional Information

This Supplement updates the Prospectus, dated December 30, 2012, last amended January 30, 2013 (the “Prospectus”), and Statement of Additional Information, dated October 1, 2012, last amended February 5, 2013 (“SAI”), for the Stadion Tactical Income Fund (the “Income Fund”)  series of the Stadion Investment Trust (the “Trust”).  Please keep this supplement for future reference.

Effective February 14, 2013, Class I shares of the Income Fund commenced operations.  The following sentence replaces the sentence in the sections “Choosing a Share Class” on page 21 of the Prospectus and “Description of the Trust” on page 18 of the SAI:

“As of the date of this (Prospectus/SAI), Class C shares of the Income Fund have not commenced operations.”